Exhibit 99.1

SolarEdge Announces Third Quarter 2018 Financial Results

FREMONT, Calif. — November 1, 2018. SolarEdge Technologies, Inc. (Nasdaq: SEDG), a global leader in smart energy technology, today announced its financial results for the third quarter ended September 30, 2018.

Third Quarter 2018 Highlights

•	Record revenues of $236.6 million, up 42% year-over-year

•	GAAP net income of $45.6 million

•	GAAP net diluted EPS of $0.95

•	Non-GAAP net diluted EPS of $0.86

•	1,083 Megawatts (AC) of inverters shipped

“This quarter we continued to grow our revenues and market share,” said Guy Sella, Founder, Chairman and CEO of SolarEdge. “We shipped 1.1GW of systems and delivered over three million power optimizers, with record high shipments of commercial products.”

“While continuing to expand our existing business, we closed the asset acquisition of a new UPS division, Gamatronic. In the first weeks of October, we also signed and closed the Kokam acquisition which will expand our smart energy offerings, adding proven battery storage options to our product portfolio. These acquisitions will take us a further step toward offering full solutions that are more comprehensive, smarter and beneficial.”

Third Quarter 2018 Summary

The Company reported record revenues of $236.6 million, up 4% from $227.1 million in the prior quarter and up 42% from $166.6 million year over year.

GAAP gross margin was 33.0%, down from 36.1%, in the prior quarter and down from 34.9% year over year.

GAAP operating expenses were $43.9 million, up 6% from $41.3 million in the prior quarter and up 35% from $32.7 million year over year.

GAAP operating income was $34.0 million, down 16% from $40.7 million in the prior quarter and up 34% from $25.4 million year over year.

GAAP net income was $45.6 million, up 32% from $34.6 million in the prior quarter and up 63% from $28.0 million year over year.

Non-GAAP net income was $42.7 million, up 5% from $40.6 million in the prior quarter and up 35% from $31.5 million year over year.

GAAP net diluted earnings per share (“EPS”) was $0.95, up from $0.72 in the prior quarter and up from $0.61 year over year.

Non-GAAP net diluted EPS was $0.86, up from $0.82 in the prior quarter and up from $0.66 year over year.

Cash flow from operating activities was $ 34.3 million, down from $43.9 million in the prior quarter and up from $33.7 million year over year.

As of September 30, 2018, cash, cash equivalents, restricted cash, bank deposit and marketable securities totaled $453.2 million, compared to $437.6 million on June 30, 2018.

Outlook for the Fourth Quarter 2018

The Company also provides guidance for the fourth quarter ending December 31, 2018 as follows:

•	Revenues to be within the range of $245 million to $255 million;
•	GAAP gross margins expected to be within the range of 30% to 32%, depending on the effects of recent M&A; and
•	Non GAAP gross margins expected to be within the range of 32% to 34%.

Conference Call

The Company will host a conference call to discuss these results at 4:30 P.M. ET on Thursday, November 1, 2018. The call will be available, live, to interested parties by dialing 800-682-0995. For international callers, please dial +1 334-323-0505. The Conference ID number is 2786736.  A live webcast will also be available in the Investors Relations section of the Company’s website at: http://investors.solaredge.com

A replay of the webcast will be available in the Investor Relations section of the Company’s web site approximately two hours after the conclusion of the call and will remain available for approximately 30 calendar days.

About SolarEdge

SolarEdge is a global leader in smart energy technology. By leveraging world-class engineering capabilities and with a relentless focus on innovation, SolarEdge creates smart energy solutions that power our lives and drive future progress. SolarEdge developed an intelligent inverter solution that changed the way power is harvested and managed in photovoltaic (PV) systems. The SolarEdge DC optimized inverter seeks to maximize power generation while lowering the cost of energy produced by the PV system. Continuing to advance smart energy, SolarEdge addresses a broad range of energy market segments through its PV, storage, EV charging, UPS, and grid services solutions. SolarEdge is online at solaredge.com

Use of Non-GAAP Financial Measures

The Company has presented certain non-GAAP financial measures in this release, such as non-GAAP net income and non-GAAP net diluted EPS. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States, or GAAP. Reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure can be found in the accompanying tables to this release. These non-GAAP financial measures do not reflect a comprehensive system of accounting, differ from GAAP measures with the same captions and may differ from non-GAAP financial measures with the same or similar captions that are used by other companies. As such, these non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

The Company uses these non-GAAP financial measures to analyze its operating performance and future prospects, develop internal budgets and financial goals, and to facilitate period-to-period comparisons. The Company believes that these non-GAAP financial measures reflect an additional way of viewing aspects of its operations that, when viewed with its GAAP results, provide a more complete understanding of factors and trends affecting its business.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This release contains forward looking statements which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include information, among other things, concerning: our possible or assumed future results of operations; future demands for solar energy solutions; business strategies; technology developments; financing and investment plans; dividend policy; competitive position; industry and regulatory environment; general economic conditions; potential growth opportunities; and the effects of competition. These forward-looking statements are often characterized by the use of words such as “anticipate,” “believe,” “could,” “seek,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or similar expressions and the negative or plural of those terms and other like terminology.

Forward-looking statements are only predictions based on our current expectations and our projections about future events.  These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by the forward-looking statements. Given these factors, you should not place undue reliance on these forward-looking statements.  These factors include, but are not limited to, the matters discussed in the section entitled “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2017, filed on February 20, 2018, Current Reports on Form 8-K and other reports filed with the SEC. All information set forth in this release is as of August 2, 2018.  The Company undertakes no duty or obligation to update any forward-looking statements contained in this release as a result of new information, future events or changes in its expectations.

Investor Contacts
SolarEdge Technologies, Inc.
Ronen Faier, Chief Financial Officer
+1 510-498-3263
investors@solaredge.com

Sapphire Investor Relations, LLC
Erica Mannion or Michael Funari
+1 617-542-6180
investors@solaredge.com

SOLAREDGE TECHNOLOGIES INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Three months ended September 30,		Nine months ended September 30,
	2018	2017	2018	2017
	Unaudited		Unaudited

Revenues	$236,578	$166,552	$673,567	$417,705
Cost of revenues	158,596	108,498	434,042	273,909

Gross profit	77,982	58,054	239,525	143,796

Operating expenses:

Research and development	20,109	14,363	57,535	38,546
Sales and marketing	16,938	13,217	49,097	35,953
General and administrative	6,898	5,078	17,427	12,782

Total operating expenses	43,945	32,658	124,059	87,281

Operating income	34,037	25,396	115,466	56,515

Financial expenses (income), net	689	(2,666)	2,585	(7,671)

Income before taxes on income	33,348	28,062	112,881	64,186

Taxes on income (tax benefit)	(12,295)	91	(3,016)	(484)

Net income	$45,643	$27,971	$115,897	$64,670

SOLAREDGE TECHNOLOGIES INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	September 30,	December 31,
	2018	2017
	Unaudited
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$192,876	$163,163
Short-term bank deposits	7,779	-
Restricted cash	2,083	1,516
Marketable Securities	148,252	77,264
Trade receivables, net	151,088	109,528
Inventories	107,179	82,992
Prepaid expenses and other current assets	46,396	42,223
Total current assets	655,653	476,686

LONG-TERM ASSETS:
Marketable securities	102,240	103,120
Property and equipment, net	73,415	51,182
Deferred tax assets, net	13,218	8,340
Intangible assets, net	3,762	1,115
Goodwill	2,782	-
Other non-current assets	1,108	862
Total long term assets	196,525	164,619

Total assets	$852,178	$641,305

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Trade payables, net	$83,459	$69,488
Employees and payroll accruals	23,680	22,544
Warranty obligations	21,660	14,785
Deferred revenues	5,795	2,559
Accrued expenses and other current liabilities	31,556	20,378
Total current liabilities	166,150	129,754

LONG-TERM LIABILITIES:
Warranty obligations	86,059	64,026
Deferred revenues	53,663	31,453
Other non-current liabilities	7,343	18,605
Total long-term liabilities	147,065	114,084

COMMITMENTS AND CONTINGENT LIABILITIES

STOCKHOLDERS’ EQUITY:
Common stock	5	4
Additional paid-in capital	361,744	331,902
Accumulated other comprehensive loss	(983)	(611)
Retained earnings	178,197	66,172
Total stockholders’ equity	538,963	397,467

Total liabilities and stockholders’ equity	$852,178	$641,305

SOLAREDGE TECHNOLOGIES INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

	Nine months ended September 30,
	2018	2017
	Unaudited
Cash flows provided by operating activities:
Net income	$115,897	$64,670
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation of property and equipment	7,997	4,824
Amortization of intangible assets	404	108
Amortization of premiums on available-for-sale marketable securities	1,242	1,310
Stock-based compensation	21,927	12,183
Deferred tax assets, net	(4,789)	(3,063)
Loss on disposals of fixed assets	64	-
Realized gain from cash flow hedge	(9)	-
Changes in assets and liabilities:
Inventories	(18,120)	5,005
Prepaid expenses and other assets	(4,800)	(17,420)
Trade receivables, net	(42,418)	(20,168)
Trade payables, net	14,006	8,667
Employees and payroll accruals	1,200	4,509
Warranty obligations	28,847	13,192
Deferred revenues	21,576	9,699
Accrued expenses and other liabilities	(819)	7,314
Net cash provided by operating activities	142,205	90,830
Cash flows used in investing activities:
Purchase of property and equipment	(30,051)	(13,203)
Acquisitions and purchases of assets	(11,223)	-
Investment in short term bank deposits	(7,779)	-
Investment in available-for-sale marketable securities	(143,150)	(82,469)
Maturities of available-for-sale marketable securities	71,632	46,513
Net cash used in investing activities	$(120,571)	$(49,159)
Cash flows from financing activities:
Proceeds from issuance of shares under stock purchase plan and upon exercise of stock-based awards	$7,915	$3,795
Net cash provided by financing activities	7,915	3,795

Net increase in cash, cash equivalents and restricted cash	29,549	45,466
Cash, cash equivalents and restricted cash at the beginning of the period	164,679	105,580
Effect of exchange rate differences on cash, cash equivalents and restricted cash	731	(198)

Cash, cash equivalents and restricted cash at the end of the period	$194,959	$150,848

SOLAREDGE TECHNOLOGIES INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(In thousands, except gross profit and per share data)
(Unaudited)

Reconciliation of Non-GAAP Financial Measures

	Reconciliation of GAAP to Non-GAAP Gross Profit
	Three months ended			Nine months ended
	September 30, 2018	June 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017

Gross profit (GAAP)	77,982	81,946	58,054	239,525	143,796
Stock-based compensation	1,127	968	538	3,019	1,548
Cost of product adjustment	208	----	----	208	----
Intangible Assets Amortization	193	----	----	193	----
Gross profit (Non-GAAP)	79,510	82,914	58,592	242,945	145,344

	Reconciliation of GAAP to Non-GAAP Gross Margin
	Three months ended			Nine months ended
	September 30, 2018	June 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
Gross margin (GAAP)	33.0%	36.1%	34.9%	35.6%	34.4%
Stock-based compensation	0.5%	0.4%	0.3%	0.5%	0.4%
Cost of product adjustment	0.1%	----	----	0.0%	----
Intangible Assets Amortization	0.1%	----	----	0.0%	----
Gross margin (Non-GAAP)	33.6%	36.5%	35.2%	36.1%	34.8%

	Reconciliation of GAAP to Non-GAAP Operating expenses
	Three months ended			Nine months ended
	September 30, 2018	June 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
Operating expenses (GAAP)	43,945	41,281	32,658	124,059	87,281
Stock-based compensation R&D	2,988	2,605	1,423	7,975	3,908
Stock-based compensation S&M	2,250	2,094	1,439	6,548	3,673
Stock-based compensation G&A	1,585	1,461	1,137	4,385	3,054
Intangible Assets Amortization - R&D	110	----	----	110	----
Intangible Assets Amortization - S&M	29	----	----	29	----
Fixed Assets disposal	----	----	----	64	----
Operating expenses (Non-GAAP)	36,983	35,121	28,659	104,948	76,646

	Reconciliation of GAAP to Non-GAAP Operating income
	Three months ended			Nine months ended
	September 30, 2018	June 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
Operating income (GAAP)	34,037	40,665	25,396	115,466	56,515
Cost of product adjustment	208	----	----	208	----
Stock-based compensation	7,950	7,128	4,537	21,927	12,183
Intangible Assets Amortization	332	----	----	332	----
Fixed Assets disposal	----	----	----	64	----
Operating income (Non-GAAP)	42,527	47,793	29,933	137,997	68,698

	Reconciliation of GAAP to Non-GAAP Financial expenses (income), net
	Three months ended			Nine months ended
	September 30, 2018	June 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
Financial expenses (income), net (GAAP)	689	2,480	----	2,585	----
Non cash interest	(640)	(568)	----	(1,720)	----
Financial expenses (income), net (Non-GAAP)	49	1,912	----	865	----

	Reconciliation of GAAP to Non-GAAP Tax on income (Tax benefit)
	Three months ended			Nine months ended
	September 30, 2018	June 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
Tax on income (Tax benefit) (GAAP)	(12,295)	3,617	91	(3,016)	(484)
Deferred tax realized (asset)	(1,771)	(1,697)	(959)	(4,789)	(3,064)
Transition tax of foreign earnings	(10,305)	----	----	(9,485)	----
Tax on income (Tax benefit) (Non-GAAP)	(219)	5,314	1,050	11,258	2,580

	Reconciliation of GAAP to Non-GAAP Net income
	Three months ended			Nine months ended
	September 30, 2018	June 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
Net income (GAAP)	45,643	34,568	27,971	115,897	64,670
Cost of product adjustment	208	----	----	208	----
Stock-based compensation	7,950	7,128	4,537	21,927	12,183
Intangible Assets Amortization	332	----	----	332	----
Fixed Assets disposal	----	----	----	64	----
Non cash interest	640	568	----	1,720	----
Deferred tax realized (asset)	(1,771)	(1,697)	(959)	(4,789)	(3,064)
Transition tax of foreign earnings	(10,305)	----	----	(9,485)	----
Net income (Non-GAAP)	42,697	40,567	31,549	125,874	73,789

	Reconciliation of GAAP to Non-GAAP Net basic EPS
	Three months ended			Nine months ended
	September 30, 2018	June 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
Net basic earnings per share (GAAP)	1.00	0.76	0.66	2.57	1.55
Cost of product adjustment	0.00	----	----	0.00	----
Stock-based compensation	0.17	0.16	0.11	0.49	0.29
Intangible Assets Amortization	0.01	----	----	0.01	----
Fixed Assets disposal	----	----	----	0.00	----
Non cash interest	0.01	0.01	----	0.04	----
Deferred tax realized (asset)	(0.04)	(0.03)	(0.03)	(0.11)	(0.08)
Transition tax of foreign earnings	(0.23)	----	----	(0.21)	----
Net basic earnings per share (Non-GAAP)	0.94	0.90	0.74	2.80	1.76

	Reconciliation of GAAP to Non-GAAP Net diluted EPS
	Three months ended			Nine months ended
	September 30, 2018	June 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
Net diluted earnings per share (GAAP)	0.95	0.72	0.61	2.41	1.44
Cost of product adjustment	----	----	----	----	----
Stock-based compensation	0.13	0.12	0.07	0.38	0.19
Intangible Assets Amortization	0.01	----		----	----
Fixed Assets disposal	----	----	----	----	----
Non cash interest	0.01	0.01	----	0.04	----
Deferred tax realized (asset)	(0.03)	(0.03)	(0.02)	(0.10)	(0.06)
Transition tax of foreign earnings	(0.21)	----	----	(0.19)	----
Net diluted earnings per share (Non-GAAP)	0.86	0.82	0.66	2.54	1.57

	Reconciliation of GAAP to Non-GAAP No. of shares used in Net diluted EPS
	Three months ended			Nine months ended
	September 30, 2018	June 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
Number of shares used in computing net diluted earnings per share (GAAP)	48,281,240	48,291,280	46,131,556	48,091,185	44,937,527
Stock-based compensation	1,463,633	1,341,286	1,535,258	1,446,775	2,084,722
Number of shares used in computing net diluted earnings per share (Non-GAAP)	49,744,873	49,632,566	47,666,814	49,537,960	47,022,249